EIGHTH AMENDMENT TO CREDIT AGREEMENT


                  This EIGHTH AMENDMENT TO CREDIT AGREEMENT is made as of the _____ day of March, 1997 by and between FIELDS AIRCRAFT SPARES INCORPORATED, a California corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS:

                  The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 9, 1995 and amended by the First Amendment to Credit Agreement dated November 21, 1995, by the Second Amendment to Credit Agreement dated February 29, 1996, by the Third Amendment to the Credit Agreement dated June 30, 1996, by the Fourth Amendment to Credit Agreement dated August 16, 1996, by the Fifth Amendment to Credit Amendment dated January 1, 1997, by the Sixth Amendment to Credit Agreement dated February 1, 1997 and by the Seventh Amendment to Credit Agreement dated __________, 1997 (as amended, the "Credit Agreement").

                  The Borrower may request certain advances from the Lender from time to time pursuant to the Credit Agreement, and the Lender may, in its discretion, choose to make loans to the Borrower pursuant to the Credit Agreement. The Lender may demand repayment of the loans at any time pursuant to the terms of the Credit Agreement.

                  The loan advances under the Credit Agreement are evidenced by the Borrower's demand promissory note dated as of February 9, 1995, in the maximum principal amount of Ten Million Dollars ($10,000,000) and payable to the order of the Lender (the "Note").

                  All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents") and is guaranteed pursuant to the unconditional guaranties of the Corporate Guarantors defined therein and is further guaranteed pursuant to the validity guaranties of the Individual Validity Guarantors (collectively, the "Guarantors").

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1.       Definitions and Amendments.

                  (a) Terms used in this Eighth Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                  (b) The definition of the term "Borrowing Base" is hereby amended as follows: "Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

                           (i) $6,131,000 provided,  however, that the Borrowing
                  Base (a) shall be decreased by $25,000 on each of April 1 and May 1, 1997, and (b) shall further be decreased by $100,000 on the first day of June, 1997 and on the same day of each successive month thereafter;

                  or

                  (c)      the sum of:

                           (i) the lesser of (A) 75% of Eligible Accounts or (B)
                  $6,131,000, provided, however, that such maximum amount of Eligible Accounts (1) shall be reduced by $25,000 on each of April 1 and May 1, 1997, and (2) shall further be reduced by $100,000 on the first day of June, 1997 and on the same day of each successive month thereafter; plus

                           (ii) the lesser of (A) 50% of Eligible  Inventory  or
                  (B) $5,500,000; provided, however, that such maximum amount of Eligible Inventory shall be reduced by $100,000 on the first day of April 1997 and on the same day of each successive month thereafter, plus

                           (iii)    $250,000.

                  (d)      Section  2.12  "Fees"  is  hereby  amended   so  that
         subsections (e) reads as follows:

                           (e) Commencing March 25, 1997, the Borrower agrees to
                  pay the Lender monthly in advance an accommodation fee of $7,500; provided, however, the Lender agrees that payment of the accommodation fee otherwise due on March 25, 1997 may be deferred until the earlier of (i) April 24, 1997 or (ii) the date the Obligations are paid in full.

         2. Amendment Fee. Borrower agrees to pay a fully earned, non-refundable fee of Two Thousand Five Hundred Dollars ($2,500) in consideration of this Eighth Amendment; provided, however, the Lender agrees that payment of this fee may be deferred until the earlier of (i) April 24, 1997 or (ii) the date the Obligations are paid in full.

         3. No Other Amendments. Except as explicitly amended by this Eighth Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

         4. Conditions. This Eighth Amendment shall be effective (the "Effective Date") upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgement and Agreement of Corporate Guarantors and the Acknowledgment and Agreement of Validity Guarantors set forth at the end of this Eighth Amendment, duly executed by each of the Corporate Guarantors and Individual Validity Guarantors, respectively.

                  (b) Payment of the fees and expenses required to be paid by the Borrower under Paragraph 9 hereof.

                  (c) Supplement Secretary's Certificate certifying (i) the Resolutions of the Board of Directors of the Borrower approving the execution and delivery of this Eighth Amendment and the performance by the Borrower of its Obligations under the Eighth Amendment and the Credit Agreement as amended hereby, (ii) that the Articles of Incorporation and the By-Laws of the Borrower which were certified and delivered to the Lender pursuant to the Certificate of Secretary of Borrower dated February 9, 1995 continue in full force and effect and have not been altered, amended or revised, and (iii) the signature of the officers and agents of the Borrower authorized to execute and deliver this Eighth Amendment and other instruments, agreement and certificates, including advance requests, on behalf of the Borrower.

                  (d) Such other documents as the Lender in its sole discretion may require.

         5.       Representations and Warranties.

         The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Eighth Amendment and to perform all of its obligations hereunder and under the Credit Agreement as amended hereby, and this Eighth Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Eighth Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the Articles of Incorporation or By-Laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the  representations  and  warranties  contained in
         Article V of the Credit Agreement as amended by this Eighth Amendment, are correct on and as of the date hereof and on the Effective Date, as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         6. References. Upon the Effective Date, all references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security
Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         7. No Waiver. The Borrower hereby acknowledges and agrees that the execution of this Eighth Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Eighth Amendment.

         8. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Eighth Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         9. Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Eighth Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

         10. Fees Due Upon Payment. The Borrower hereby acknowledges its obligations pursuant to Section 2.5 and 2.12(d) of the Credit Agreement to pay the fees described in such Sections which are due upon payment of all other Obligations and termination of the Credit Agreement; provided, however that notwithstanding the terms of such Sections the aggregate fees payable thereunder shall not exceed $125,000.

         11. Counterparts. This Eight Amendment, the Acknowledgement and Agreement of Corporate Guarantors and the Acknowledgment and Agreement of Validity Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the day and year first above written.

                   BORROWER:

                   FIELDS AIRCRAFT SPARES INCORPORATED (SEAL)


                   By:___________________________________________
                   Its:__________________________________________


                   LENDER:

                   NORWEST BUSINESS CREDIT, INC. (SEAL)

                   By:__________________________________________
                   Its:_________________________________________


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